NUMBER                                                                  SHARES
BTC 0338                        booktech.com, inc.                      SPECIMEN

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
          54,523,810 SHARES COMMON STOCK AUTHORIZED, $.00042 PAR VALUE

                                                               CUSIP 098583 10 7

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

This certifies that


                                    SPECIMEN


is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

============================== booktech.com, inc. ==============================

transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent.

Dated


     /s/ illegible         booktech.com, inc.        /S/ TED J. BERNHARDT
    ------------------       CORPORATE SEAL          -----------------------
     PRESIDENT                 NEVADA                SECRETARY

Copyright S.C.B. Co.

        Copyright SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION


COUNTERSIGNED AND REGISTERED:
  CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                 (Jersey City, NJ)
                   TRANSFER AGENT AND REGISTRAR

By           SPECIMEN

                         AUTHORIZED OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with the right of
           survivorship and not as tenants
           in common
UNIF GIFT MIN ACT -- ........Custodian...........
                      (Cust)            (Minor)

                     Act ................
                             (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------

---------------------------------------



________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ , Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________


X ______________________________________________________________________________
      THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions.)